EXHIBIT 10.14
(Form of Loan Agreement)


                                 LOAN AGREEMENT

         This Loan Agreement ("Agreement") is entered into this date by and between Specialized Health Product International, Inc., a Delaware corporation ("Borrower") and ___________________ ("Lender").

         WHEREAS, this Agreement is one of several agreements between Borrower and various lenders on substantially the same terms; and

         WHEREAS, Borrower wishes to borrow funds and Lender desires to lend funds on the terms and conditions set forth herein.

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. Loan. Lender hereby agrees to loan to Borrower in an aggregate principal amount of _______________ DOLLARS ($________). The Loan proceeds shall be transferred via wire transfer to the "Disbursement Account," as defined below, on the date hereof. The amounts lent hereunder shall be evidenced by a twelve percent (12%) convertible promissory note in substantially the same form as attached hereto as Exhibit "A" (the "Note") and secured under the Master Security Agreement attached hereto as Exhibit "B" (the "Security Agreement"). Borrower shall deliver to Lender the Note upon transfer of the loan proceeds to the Disbursement Account.

Section 2. Finance Charges. Principal and any interest not paid when due shall bear interest at the rate of eighteen percent (18%) per annum.

         Section 3. Payments. All principal and interest outstanding on the Note shall be due and payable by Borrower to Lender in a single balloon payment on the earlier of (i) September 20, 2001 or (ii) the date the Company receives an equity investment of at least $4,000,000 (the "Due Date"). The Due Date may be extended from time to time, however, by the Agent (as defined in the Security Agreement), in the Agent's sole and absolute discretion, to a date no later than June 30, 2002. Borrower may, from time to time, in Borrower's discretion, make one or more periodic payments to Lender. Such payments shall be credited to Borrower's account on the date that such payment is physically received by Lender. Such payments shall be applied first to the interest accrued to the date of payment, and then to the principal outstanding.

Section 4. Lender Representations. Lender hereby represents and warrants that:

         (a) Lender's representations in this Agreement are complete and accurate to the best of Lender's knowledge, and Borrower and any sales agent may rely upon them. Lender will notify Borrower and any such agent immediately if any material change occurs in any of this information before the sale of the Notes.

         (b) Lender is able to bear the economic risk of an investment in the Notes for an indefinite period of time, can afford the loss of the entire investment in the Notes, and will, after making an investment in the securities, have sufficient means of providing for Lender's current needs and possible future contingencies. Additionally, Lender's overall commitment to investments that are not readily marketable is not disproportionate to Lender's net worth and this Subscription will not cause such overall commitment to become excessive.

         (c) The Notes will not be sold by Lender without registration under applicable securities acts or a proper exemption from such registration.

         (d) The Notes are being acquired for Lender's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or

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for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. Lender is aware that there are substantial restrictions on the transferability of the Notes.

         (e) Lender has had access to any and all information concerning Borrower that Lender and Lender's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, Lender represents that it has had access to Borrower's annual report on Form 10-KSB for the period ended December 31, 2000, Form 10-QSB for the period ended March 31, 2001 and all other filings by Borrower with the SEC during 2001 (collectively, the "SEC Documents"). Borrower has advised Lender that Borrower has information that supplements and updates the SEC Documents and which information may be material to Lender's investment decision. Lender has requested, however, that Borrower not supply Lender with any information regarding Borrower in connection with this transaction. It is understood that the Borrower is in negotiations with the Subsequent Unit Holders and certain of the Series G Warrant Holders regarding a modification or termination of the Subsequent Units and some or all of the Series G Warrants and that the consideration required to modify and/or extinguish those rights may be substantial. In making the decision to purchase the Notes, Lender and his or her advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in Borrower will depend upon the individual circumstances of Lender. Lender further understands that no opinion is being given as to any securities or tax matters involving the offering.

         (f) All of the representations and warranties of Lender contained herein and all information furnished by Lender to Borrower are true, correct and complete in all respects, and Lender agrees to notify Borrower immediately of any change in any representation, warranty or other information set forth herein.

         (g) Lender also understands and agrees that stop transfer instructions relating to the Notes will be placed in Borrower's stock transfer ledger, and that the Notes sold will bear legends in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of Borrower.

         (h) Lender knows that the Notes are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

         (i) Lender has the capacity to protect Lender's own interest in connection with this transaction or has a pre-existing personal or business relationship with Borrower or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

         (j) This Agreement when fully executed and delivered by Borrower will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms. Lender, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Notes. The purchase of the Notes by Lender, if it is an entity investor, is a permissible investment in accordance with Lender's Articles of Incorporation, by-laws, partnership agreement, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers.

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The person signing this document and all documents necessary to consummate the purchase of the Notes has all requisite authority to sign such documents on behalf of Lender, if it is an entity investor.

         (k) The Notes offered hereby were not offered to Lender by way of general solicitation or general advertising and at no time was Lender presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

         (l) If initialed below, Lender represents that Lender is an "accredited investor" as defined under Rule 501 of Regulation D by reason of:

FOR INDIVIDUALS ONLY (INITIAL IF APPLICABLE):

------   1. I had individual income (exclusive of any income attributable to my
Initial  spouse) in excess of $200,000 in each of the most recent two years and
Here I reasonably expect to have an individual income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.


------   2. I have an individual net worth, or my spouse and I have a combined
Initial  individual net worth, in excess of $1,000,000. For purposes of this
Here Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.


------   3. I am qualified as an "accredited investor" pursuant to Rule 501(a)
Initial  of Regulation D of the 1933 Act for the following reason:
Here     ---------------------------------------------------------------------

         ---------------------------------------------------------------------


FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):

------   1. The undersigned hereby certifies that the Partnership or Corporation
Initial  that he/she represents possesses total assets in excess of $5,000,000
Here and was not formed for the specific purpose of acquiring the securities offered by Borrower.


------   2. The undersigned hereby certifies personally, and on behalf of the
Initial  Partnership or Corporation that he/she represents, that all of the
Here beneficial owners of equity qualify individually as accredited investors under the individual accredited investor test set forth above.


FOR TRUSTS ONLY (INITIAL IF APPLICABLE):

------   1. The undersigned hereby certifies that the trust which he/she
Initial  represents possesses total assets in excess of $5,000,000 and was not
Here formed for the specific purpose of acquiring the securities offered by Borrower, and that the purchase of the securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

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------   2. The undersigned hereby certifies personally, and on behalf of the
Initial  trust that he/she represents, that such trust is a revocable trust that
Here may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors under the individual accredited investor test set forth above.


FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):

------   1. The undersigned hereby acknowledges that he/she is acting as an
Initial  agent or trustee for the following person or entity:
Here


------   2. The undersigned hereby agrees to provide to Borrower, upon
Initial  Borrower's request, the following documents:
Here
                  (a) a copy of the trust agreement, power of attorney or other instrument granting the power and authority to execute and deliver the Agreement, or

                  (b) an opinion of counsel verifying the undersigned's power and authority to execute and deliver the Agreement.


Section 5. Deposit and Use of Funds. The loan proceeds shall be deposited in a deposit account with U.S. Bank held in the name of Agent, but as nominee for Borrower, subject to the terms of this Loan Agreement (the "Disbursement Account"). Agent shall have sole authority to disburse or transfer funds from the Disbursement Account, subject to the terms of this Loan Agreement. U.S. Bank shall be instructed that Agent is the bank's customer with respect to the Disbursement Account, and that Agent's instructions with respect to the account shall be honored by the bank. If required by the bank or if requested by Lenders, Agent, or Borrower, the parties shall execute a further instrument with the bank providing that the bank will comply with instructions originated by Agent (on behalf of the Lenders) directing disposition of funds in the Disbursement Account without further consent of the Borrower. Agent shall disburse funds from the Disbursement Account from time to time to pay expenses that have been agreed upon in writing by Borrower and Agent. Funds from the Account shall not be used for any purpose other than to pay the expenses that have been mutually agreed upon by Agent and Borrower.

Section 6. Release. Lender (including its agents, servants, employees, directors, successors and assigns) hereby releases and forever discharges Borrower, its agents, servants, employees, directors, successors and assigns, and any and all persons, firms and corporations from any and all claims, demands, damages, actions, causes of action or suits of whatever kind or nature which now exist or which may hereafter accrue, because of, for, arising out of or in any way connected with the Borrower's fundings that took place between November 2000 and May 2001, as more fully described in the Borrower's private placement memorandums dated November 21, 2000, February 19, 2001 and April 20, 2001. It is understood and agreed that nothing contained herein or contained in any previous communication between the parties to this Agreement shall be construed as an admission of any type on the part of any party to this Agreement, and that no party to this Agreement admits, in any manner, any liability to any person or entity with respect to the matters raised by or forming the basis of the dispute between the parties hereto. This shall constitute an offer of compromise under Federal Rule of Evidence 408 and Utah Rule of Evidence 408.

         It is further acknowledged and agreed that Lender (including its agents, servants, employees, directors, successors and assigns) does not have any antidilutive rights or any similar rights relating to the Borrower or its securities.

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

Section 7. Notices; Addresses. Any notices required or permitted hereunder shall be in writing and shall be given by personal delivery; by deposit in the United States mail, certified mail, return receipt requested, postage prepaid; or by established express delivery service, freight prepaid. Notices shall be delivered, addressed, or transmitted to the parties at the following addresses, which may be changed by a notice given to the other party in accordance with this Section. The date notice is deemed to have been given, received and become effective shall be the date on which the notice is delivered, if notice is given by personal delivery, two (2) days following the date of deposit in the mail, if the notice is sent through the United States mail, or the date of actual receipt, if the notice is sent by express delivery service.

                Borrower's address is:

                585 West 500 South,
                Bountiful, Utah 84010

                Lender's address, and the address from which information respecting this security interest may be requested, is:

The address set forth beneath Lender's signature

Section 8. Form of Ownership. Please indicate the form of ownership which Lender desires for the Notes:

                       ____     Individual

                       ____     Joint Tenants with Right of Survivorship

                       ____     Tenants in Common

                       ____     Community Property

                       ____     Trust

                       ____     Corporation

                       ____     Partnership

                       ____     Other:

Section 9. Miscellaneous.

         97.1 This Agreement, including the exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. By signing this Agreement the Lender is agreeing to be bound by terms of the Security Agreement that is attached hereto as Exhibit "B." All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by Borrower and Lender.

         9.2 The provisions of this Agreement shall be binding upon Borrower, its legal representatives, successors or assigns, and shall be for the benefit of Lender and its respective successors and assigns.

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         9.3 The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         9.4 If any action is brought by either party in respect to its rights under this Agreement, or to obtain an interpretation thereof, the prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.

         9.5 No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

         9.6 This Agreement shall be governed by the laws of the State of Utah. Any legal action to enforce or obtain an interpretation of this Agreement may be filed in the Second Judicial District Court of Davis County, the Third Judicial District Court of Salt Lake County or the United States District Court in Salt Lake City, Utah, and the parties consent to the exercise of personal jurisdiction over them by said courts.

         9.7 Borrower and Lender acknowledge that Eric L. Robinson and the law firm of Blackburn & Stoll, LC, may have represented, and may currently be representing, the Lender and/or a principal or affiiate thereof in respect to other legal matters not involving Borrower. To the extent that such representation has occurred or is presently occurring, the Lender, for itself and its principal and affiliate, hereby gives its informed consent to Blackburn & Stoll, LC, and Eric L. Robinson to represent Borrower in connection with this Agreement and other matters. Lender acknowledges: (a) that this representation presents a potential conflict of interest to the extent of such representation has occurred; (b) that neither Blackburn & Stoll, LC, nor Eric L. Robinson are acting as legal counsel for Lender in connection with this transaction; and (c) that Blackburn & Stoll, LC, and Eric L. Robinson have recommended to Lender that it seek and obtain independent legal advice regarding this matter. Lender acknowledges that it has read the foregoing consent carefully, that it fully understands the representation of Borrower by the Eric L. Robinson and Blackburn & Stoll, LC is potentially adverse to Lender and Lender nevertheless knowingly and voluntarily consents to such representation by Eric L. Robinson and Blackburn & Stoll, LC. Borrower acknowledges that it has been informed of such other representation of the Lender by Eric L. Robinson and Blackburn & Stoll, LC, and that it likewise consents to the representation of Borrower.

         9.8 Borrower and Lender represent and warrant to each other that they have employed no broker or finder, including, but not limited to U.S. Ventures, LC and Rubicon International Limited, in connection with this Agreement. Borrower and Lender each agree that, to the extent a brokerage or finder's fee shall have been earned or claimed in connection with this Agreement, the payment of such fees and the defense of any action in connection therewith shall be the exclusive obligation of the party who requested the services of the broker or finder. In the event that any claim, demand or cause of action for brokerage or finder's fees is asserted against a party to this Agreement who did not request such services, the party through whom the broker or finder is making the claim shall indemnify, defend (with an attorney of indemnitee's choice) and hold harmless the other party from and against any such claims, demands and causes of action.

         9.9 This Agreement is one of a series of agreements entered into by the Borrower in a total aggregate amount of not more than ONE MILLION FIVE HUNDRED THOUSAND DOLLARS (U.S.) ($1,500,000). The obligations of the Borrower under this Agreement and the related agreements are evidenced by Notes and are secured by the Security Agreement, and the rights and duties of the Borrower and Lender are subject to the terms of the Security Agreement. Lender agrees to be bound by the terms of the Security Agreement.

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

         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the ___ day of July, 2001.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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

                        [Signature Page For Individual]

                           "LENDER"


                           _________________________________
                           (Signature)

                           _________________________________
                           (Name - Please Print)

                           _________________________________
                           (Primary Place of Residence)

                           _________________________________
                           (City, State and ZIP Code)

                           _________________________________
                           (Telephone Number - Residence)

                           _________________________________
                           (Telephone Number - Business)

                           _________________________________
                           (Social Security or Taxpayer I.D. No.)



                                    "BORROWER"

                                    SPECIALIZED HEALTH PRODUCTS
                                    INTERNATIONAL, INC.
                                    a Delaware corporation
                                    Federal Empl. ID No. 93-0945003



                                    By____________________________
                                    David A. Robinson, President

                [Signature Page For Corporation or Other Entity]

                           "LENDER"


                           _________________________________
                           (Name of Entity)

                           _________________________________
                           (Signature of Authorized Person)

                           _________________________________
                           (Name and Title - Please Print)

                           _________________________________
                           (Business Address)

                           _________________________________
                           (City, State and ZIP Code)

                           _________________________________
                           (Telephone Number - Business)

                           _________________________________
                           (Taxpayer I.D. No.)



                                    "BORROWER"

                                    SPECIALIZED HEALTH PRODUCTS
                                    INTERNATIONAL, INC.
                                    a Delaware corporation
                                    Federal Empl. ID No. 93-0945003



                                    By ____________________________
                                       David A. Robinson, President



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